UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 25, 2008

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane P.O. Box 32428 Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

(502) 366-3452

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

On June 25, 2008, the Registrant issued a press release regarding expectations for its second quarter 2008 earnings.

ITEM 8.01.  Other Events

On June 26, 2008, the Registrant issued a press release regarding (i) the declaration by the Board of Directors of the Registrant of a $0.10 cash dividend and (ii) the re-election by the shareholders of the Board of Directors and other actions taken at the annual meeting of shareholders of the Registrant.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibit	Description of Exhibit
	99.1	Press Release issued June 25, 2008, regarding second quarter 2008 earnings expectations
	99.2	Press Release issued June 26, 2008, regarding declaration of a cash dividend and actions taken at the annual shareholders meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc.

Date: July 1, 2008	By:	/s/ Alan L. Schroering
Alan L. Schroering, Chief Financial Officer